UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

  CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2020

TRANS WORLD ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2818 N. Sullivan Rd. Ste 30
Spokane, WA 99216
(Address of principal executive offices)

(855) 300-2710
(Registrant’s telephone number, including area code)

38 Corporate Circle,
Albany, New York 12203
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, $0.01 par value per share	TWMC	NASDAQ Stock Market

Item 3.03.	Material Modification to Rights of Security Holders

The applicable information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

Item 5.03(a)(i).	Amendment to Certificate of Incorporation.

On September 3, 2020, Trans World Entertainment Corporation (the “Company”) filed with the State of New York Department of State a Certificate of Amendment of its Certificate of Incorporation, (1) changing the name of the Company from Trans World Entertainment Corporation to Kaspien Holdings Inc., (2)    setting the size of the Board of Directors (the “Board”) at three directors, (3) permitting shareholders entitled to vote to take an action without a meeting by written consent of not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting, instead of unanimous approval, and (4) implementing certain transfer restrictions intended to prevent an ownership change that could substantially reduce tax benefits associated with the Company’s net operating losses under Section    382 of the Internal Revenue Code of 1986, as amended, after the Board approved such amendments and the shareholders of the Company approved    such amendments at the Annual Meeting of Shareholders. See Item 5.07 below.

The Certificate of Amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.03(a)(ii).	Amendment to By-Laws.

Effective September 3, 2020, the Board amended the Company’s Bylaws, (1)    setting the size of the Board at three directors and (2) permitting shareholders entitled to vote to take an action without a meeting by written consent of not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting, instead of unanimous approval.

The amendment to the Bylaws are filed as Exhibit 3.2 hereto and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the stockholders of the Company voted on the following proposals, which are more fully described in our proxy statement:

On the record date for the Annual Meeting, there were 1,825,198 shares issued, outstanding and entitled to vote. Shareholders holding 1,688,331 shares were present at the meeting, in person or represented by proxy. The results of the voting at the Annual Meeting were as follows:

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Director	Votes For	Votes Against	Broker Non-Votes	Abstain	Uncast

Jonathan Marcus	1,265,153	1,158	422,020	0	0
W. Michael Reickert	1,245,859	20,452	422,020	0	0
Tom Simpson	1,265,143	1,168	422,020	0	0

PROPOSAL NO. 2 - AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

Votes For	Votes Against	Abstentions	Broker Non-Votes

1,681,436	114	6,781	0

PROPOSAL NO. 3 - AMENDMENT TO CERTIFICATE OF INCORPORATION AND BYLAWS TO SET THE SIZE OF THE BOARD OF DIRECTORS AT THREE DIRECTORS

Votes For	Votes Against	Abstentions	Broker Non-Votes

1,218,732	47,499	80	422,020

PROPOSAL NO. 4 - AMENDMENT TO CERTIFICATE OF INCORPORATION AND BYLAWS TO PERMIT SHAREHOLDER ACTION BY WRITTEN CONSENT

Votes For	Votes Against	Abstentions	Broker Non-Votes

1,103,826	157,151	5,334	422,020

PROPOSAL NO. 5 - AMENDMENT TO CERTIFICATE OF INCORPORATION TO IMPLEMENT CERTAIN TRANSFER RESTRICTIONS

Votes For	Votes Against	Abstentions	Broker Non-Votes

1,139,992	126,269	50	422,020

PROPOSAL NO. 6 - RATIFICATION OF FRUCI & ASSOCIATES II, PLLC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Votes For	Votes Against	Abstentions	Broker Non-Votes

1,686,776	27	1,528	0

Item 8.01.	Other Events

On September 8, 2020, the Company will change its ticker symbol from “TWMC” to “KSPN”. The ticker symbol change will be effective at the open of the NASDAQ Capital Market on September 8, 2020.

On September 3, 2020, the Company issued a press release announcing the Company’s new ticker symbol (the “Press Release”).

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	EXHIBITS. The following are furnished as Exhibits to this Report:

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Trans World Entertainment Corporation, dated September 3, 2020
3.2	Amendment No. 2 to Bylaws of Kaspien Holdings Inc., dated September 3, 2020
99.1	Press Release, dated September 3, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD ENTERTAINMENT CORPORATION

/s/ Edwin Sapienza
Date: September 3, 2020
Edwin Sapienza
Chief Financial Officer